Dolat Ventures, Inc. 10-K

Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dolat Ventures Inc. (the “Company”) on Form 10-K for the period ended February 28, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Shmuel Dovid Hauck, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 16th day of June, 2010.

/s/ Shmuel Dovid Hauck
Shmuel Dovid Hauck, Director and Chief Executive Officer